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                                                                  EXHIBIT 10.152


                            MODIFICATION NUMBER TWO
                             TO THE LOAN AGREEMENT
                             (Amended and Restated)

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
Successor by merger to Bluegreen Resorts, Inc.
And Dellona Enterprises, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P.
f/k/a Properties of the Southwest, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
Successor by merger to Bluegreen Corporation of Montana
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC,
Successor by merger to Bluegreen Carolina Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431




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Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen West Corporation
f/k/a Bluegreen Properties of the West, Inc.,
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation Great Lakes (WI)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Canada
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Interiors, LLC
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

New England Advertising Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431


South Florida Aviation, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Winding River Realty, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

THIS AGREEMENT is entered into as of November 3, 1999 by and between Bank and Borrower.


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                                    RECITALS

Bank is the holder of a Renewal Promissory Note executed and delivered by Borrower, dated August 1, 1999, in the original principal amount of $5,000,000.00 (the "Note"); and certain other Loan Documents (the "Line of Credit"), including a Loan Agreement, dated September 23, 1998 as modified by Modification Number One to Loan Agreement dated August 1, 1999 (the "Loan Agreement"); and

Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement and increase the amount of the Line of Credit to $10,000,000.00.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                   AGREEMENT

OUTSTANDING BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Line of Credit is correct.

MODIFICATIONS. Relying upon the covenants, agreements, representations and warranties contained herein, the Loan Agreement is hereby amended and restated as follows:

INCREASE LINE OF CREDIT - The Bank and the Borrower hereby increase the Line of Credit to the principal amount of $10,000,000.00 which shall be evidenced by a Consolidated Promissory Note dated as of November 3, 1999 in the principal amount of $10,000,000.00 (the "Consolidated Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The Loan proceeds are to be used by Borrower solely for short term working capital and to issue letters of credit from time to time. The total amount of letters of credit to be issued under the Line of Credit shall not exceed $1,000,000.00 at any time nor have expirations after December 31, 2000. Bank's obligation to advance or readvance under the Consolidated Note shall terminate if Borrower is in Default under the Consolidated Note. Borrower shall pay Bank an Availability Fee for the Line of Credit more particularly described in the Consolidated Promissory Note.

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any


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lien (other than the lien(s) created by the Loan Documents) on any of
Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. Asset Ownership. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). Compliance with Laws. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C.ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. Organization and Authority. Each corporate or limited liability company Borrower and any guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1954, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. Access to Books & Records. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Notice of Default and Other Notices. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any


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proceeding before any governmental agency or unit affecting Borrower; and (v)
at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement in advance of its legal obligation to do so. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock, except as permitted by waiver letter from Bank to Borrower dated May 13, 1999 authorizing the repurchase of up to two million shares of capital stock under the Borrower's existing share repurchase plan.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Adjusted Tangible Net Worth. Borrower shall, at all times, maintain an Adjusted Tangible Net Worth of at least $145,000,000.00. "Adjusted Tangible Net Worth" shall mean the total assets minus total liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets, and total liabilities shall exclude debt subordinated. Adjusted Total Liabilities to Adjusted Tangible Net Worth Ratio. Borrower shall, at all times, maintain a ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth of not more than 2.00 to 1.00. For purposes of this computation, "Adjusted Total Liabilities" shall mean the sum of total liabilities, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, in accordance with generally accepted accounting principles applied on a consistent basis, excluding debt subordinated. Liquidity Requirement. Borrower shall at all times, maintain unrestricted cash and unencumbered timeshare receivables of not less than $20,000,000.00. Deposit Relationship. Borrower shall maintain its primary depository account with Bank. Compliance Certificate. Borrower shall furnish Bank with a quarterly covenant compliance certificate demonstrating Borrower's compliance with the above Financial Covenants.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant


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shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

YEAR 2000 COMPATIBILITY. Borrower shall take all action necessary to assure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement applies to the Loan, Line of Credit and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

CONDITIONS SUBSEQUENT TO CLOSING FOR LOAN ADVANCES. The obligation to the Bank to make any loan advanes under the Line of Credit subsequent to closing are subject to the following post closing conditions which must be received, reviewed and be satisfactory to Bank: Certificates of Good Standing and Borrowing Authorizations. Each Borrower shall provide Bank with an original certificate of good standing issued by the state of its organization and provide Bank with a written corporate or partnership borrowing resolutions in a form satisfactory to Bank.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


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                  Bluegreen Corporation
                  Taxpayer Identification Number: 03-0300793


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Senior Vice President



                  Bluegreen Resorts Management, Inc.
                  Taxpayer Identification Number:  65-0520217


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Vacations Unlimited, Inc.
                  Successor by merger to Bluegreen Resorts, Inc.
                  And Dellona Enterprises, Inc.
                  Taxpayer Identification Number:  65-0433722


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Holding Corporation (Texas)
                  Taxpayer Identification Number:  65-0796382


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President

                  Properties of the Southwest One, Inc.
                  Taxpayer Identification Number:  03-0315835


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Executive Vice President



                  Bluegreen Southwest One, L.P.,
                  f/k/a Properties of the Southwest, L.P.
                  By:  Bluegreen Southwest Land, Inc.,
                  its:  General Partner
                  Taxpayer Identification Number:  65-0910609


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CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Executive Vice President



                  Bluegreen Asset Management Corporation
                  Successor by merger to Bluegreen Corporation of Montana Taxpayer Identification Number: 03-0325365



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Carolina Lands, LLC
                  Successor by merger to Bluegreen Carolina Land, Inc. Taxpayer Identification Number: 65-0941345



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Corporation of Tennessee
                  Taxpayer Identification Number:  03-0316460


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President




                  Bluegreen Corporation of the Rockies
                  Taxpayer Identification Number:  65-0349373


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Corporation of Virginia, Inc.
                  Taxpayer Identification Number:  52-1752664



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CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President



                  Bluegreen Resorts International, Inc.
                  Taxpayer Identification Number:  65-0803615



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President



                  Carolina National Golf Club, Inc.
                  Taxpayer Identification Number:  62-1667685



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President


                  Leisure Capital Corporation
                  Taxpayer Identification Number:  03-0327285



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President


                  Bluegreen West Corporation
                  f/k/a Bluegreen Properties of the West, Inc.
                  Taxpayer Identification Number:  59-3300205


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President

                  BG/RDI Acquisition Corp.
                  Taxpayer Identification Number:  65-0776572


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, President


                  Bluegreen Corporation Great Lakes (WI)
                  Taxpayer Identification Number:  36-3520208


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Secretary


                  Bluegreen Corporation of Canada
                  Taxpayer Identification Number:  03-0311034


CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Secretary


                  Bluegreen Golf Clubs, Inc.
                  Taxpayer Identification Number:  65-0912659



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau, Secretary


                  Bluegreen Interiors, LLC
                  Taxpayer Identification Number:  65-0929952



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CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President


                  Bluegreen Southwest Land, Inc.
                  Taxpayer Identification Number:  65-0910609



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President




                  New England Advertising Corp.
                  Taxpayer Identification Number:  03-0295158



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President


                  South Florida Aviation, Inc.
                  Taxpayer Identification Number:  65-0341038



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President


                  Winding River Realty, Inc.
                  Taxpayer Identification Number:  56-2095309



CORPORATE         By: /s/ PATRICK E. RONDEAU
SEAL                ---------------------------------------
                  Patrick E. Rondeau,  President


                  Frist Union National Bank


CORPORATE         By: /s/ JACQUELINE LEDEA
SEAL                ---------------------------------------
                  Jacqueline Ledea, Vice President





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